Parent Company Financial Data	12 Months Ended
Dec. 31, 2011
Parent Company Financial Data [Abstract]
Parent Company Financial Data

Note 19 - Parent Company Financial Data

The following is a summary of the condensed financial statements of Uwharrie Capital Corp:

Condensed Balance Sheets

	December 31,
	2011	2010
	(dollars in thousands)
Assets
Cash and demand deposits with bank subsidiaries	$307	$859
Interest-earning deposits with bank subsidiaries	9,142	11,271
Investments in:
Bank subsidiaries	50,596	46,878
Nonbank subsidiaries	913	704
Other assets	2,453	2,612

Total assets	$63,411	$62,324

Liabilities and shareholders' equity
Master notes	$6,208	$8,594
Junior subordinated debentures	11,127	9,895
Other liabilities	473	342
Shareholders' equity	45,603	43,493

Total liabilities and shareholders' equity	$63,411	$62,324

Condensed Statements of Income

	2011	2010	2009
	(dollars in thousands)

Equity in earnings of subsidiaries	$1,649	$1,445	$1,260
Interest income	64	50	113
Management and service fees	6,689	6,407	5,468
Other income	104	26	91
Interest expense	(674)	(479)	(533)
Other operating expense	(7,304)	(7,003)	(6,122)
Income tax benefit	372	267	413

Net income	$900	$713	$690

Net income	$900	$713	$690
Dividends - preferred stock	(645)	(645)	(642)

Net Income available to common shareholders	$255	$68	$48

Net income per common share
Basic	$0.03	$0.01	$0.01

Diluted	$0.03	$0.01	$0.01

Weighted average shares outstanding
Basic	7,467,396	7,485,373	7,474,140
Diluted	7,467,396	7,485,373	7,474,140

Condensed Statements of Cash Flows

	2011	2010	2009
	(dollars in thousands)
Cash flows from operating activities
Net income	$900	$713	$690
adjustments to reconcile net income to net cash used by operating activities:
Equity in earnings of subsidiaries	(1,649)	(1,445)	(1,260)
(Increase) decrease in other assets	(203)	174	(753)
Increase (decrease) in other liabilities	131	7	(30)

Net cash used by operating activities	(821)	(551)	(1,353)

Cash flows from investing activities
Dividends received from subsidiaries	—	1,300	900

Net cash provided by investing activities	—	1,300	900

Cash flows from financing activities
Net increase (decrease) in master notes	(2,386)	(2,888)	2,579
Net increase (decrease) in long-term debt	—	—	(2,600)
Net proceeds from issuance of junior subordinated debentures	1,232	2,476	—
Increase in unearned ESOP compensation	(161)	(100)	—
Dividends on preferred stock	(545)	(545)	(542)

Net cash used by financing activities	(1,860)	(1,057)	(563)

Net decrease in cash and cash equivalents	(2,681)	(308)	(1,016)
Cash and cash equivalents at beginning of year	12,130	12,438	13,454

Cash and cash equivalents at end of year	$9,449	$12,130	$12,438

Selected Financial Data

(in thousands except per share and shares outstanding information)

	2011	2010	2009	2008	2007
Summary of Operations
Interest income	$23,822	$24,487	$25,062	$25,564	$26,909
Interest expense	4,737	5,951	7,697	9,828	11,876

Net interest income	19,085	18,536	17,365	15,736	15,033
Provision for loan losses	3,456	4,919	1,732	969	15
Noninterest income	8,256	9,898	5,824	6,597	6,590
Noninterest expense	22,789	22,651	20,930	18,531	17,362
Income tax expense(benefit)	196	151	(163)	804	1,287

Net income	$900	$713	$690	$2,029	$2,959

Per Common Share
Net income - basic (1)	$0.03	$0.01	$0.01	$0.27	$0.39
Net income - diluted (1)	0.03	0.01	0.01	0.27	0.39
Book value (1)	4.65	4.38	4.47	4.11	4.14

Weighted Average Shares
Outstanding:
Basic (1)	7,467,396	7,485,373	7,474,140	7,482,488	7,603,494
Diluted (1)	7,467,396	7,485,373	7,474,140	7,520,484	7,706,832
Ratios
Return on average assets	0.17%	0.14%	0.15%	0.48%	0.75%
Return on average equity	2.02%	1.57%	1.60%	6.29%	9.73%
Average equity to average assets	8.39%	8.83%	9.15%	7.63%	7.73%

Selected Year-end Balances
Assets	$526,902	$535,426	$477,846	$452,468	$411,944
Loans held for investment	366,675	387,769	353,729	340,830	321,987
Securities	88,661	96,395	76,317	68,835	51,005
Deposits	431,338	434,033	376,774	353,627	324,657
Borrowed funds	46,024	54,543	53,583	54,751	53,619
Shareholders' equity	45,603	43,493	44,024	41,233	31,574

Selected Average Balances
Assets	$529,970	$514,425	$471,729	$422,857	$393,188
Loans held for investment	381,419	375,381	346,976	335,791	308,149
Securities	90,701	86,780	78,049	48,926	41,188
Deposits	430,998	406,304	369,957	337,384	312,261
Borrowed funds	50,529	58,291	55,084	50,643	48,075
Shareholders' equity	44,462	45,425	43,182	32,245	30,402

(1)	Net income per share, book value per share, weighted average shares outstanding and shares outstanding at year-end for 2007 and 2008 have been adjusted to reflect 3% stock dividends issued in 2008 and 2007. There was not a stock dividend issued in 2011, 2010 or 2009.

A discussion and analysis of the Company's operating results and financial condition are presented in the following narrative and financial tables. The comments are intended to supplement and should be reviewed in conjunction with the consolidated financial statements and notes thereto appearing on pages 37 - 82 of this Annual Report. References to changes in assets and liabilities represent end of period balances unless otherwise noted. All references in this Annual Report to net income per share and weighted average common and common equivalent shares outstanding have been adjusted to reflect 3% stock dividends in 2008 and 2007. Statements contained in this Annual Report, which are not historical facts, are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. Amounts herein could vary as a result of market and other factors. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time. Such forward-looking statements may be identified by the use of such words as "believe," "expect," "anticipate," "should," "might," "planned," "estimated," and "potential." Examples of forward-looking statements include, but are not limited to, estimates with respect to the financial condition, expected or anticipated revenue, results of operations and business of the Company that are subject to various factors which could cause actual results to differ materially from these estimates. These factors include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory, and technological factors affecting the Company's operations, pricing, products and services.

Financial Condition at December 31, 2011 and December 31, 2010

The Company's total assets decreased $8.5 million or 1.59% from $535.4 million at December 31, 2010 to $526.9 million at December 31, 2011. This decrease resulted primarily from a $21.1 million decrease in loans held for investment and a $7.7 million decrease in securities available for sale.

Cash and cash equivalents increased $15.0 million during the year ended December 31, 2011. Cash and due from banks grew $2.5 million, while interest-earning deposits with banks increased $12.5 million.

Investment securities decreased $7.7 million or 8.0%, from $96.4 million at December 31, 2010 to $88.7 million at December 31, 2011. During the year in an effort to improve our interest rate risk position, management made the decision to shorten the duration of our investment portfolio by selling $24.6 million of securities, including $22.7 million of US Treasuries and government agency bonds and $1.9 million of small mortgage backed securities. The Company realized a gain of $933,000 on these transactions. The proceeds from these sales are being reinvested in defensive duration mortgage backed securities which will provide a shorter maturity and a monthly cash flow and protection in a rising rate environment. At December 31, 2011, the Company had net unrealized gains of $3.4 million.

Loans held for investment decreased $21.1 million from $387.8 million at December 31, 2010 to $366.7 million at December 31, 2011. The Company experienced declines in growth trends in all areas of the loan portfolio except commercial real estate and real estate 1-4 family construction, which increased $9.8 million and $1.2 million, respectively. Other real estate construction and commercial loans experienced the largest declines at 39.4% and 11.2%, respectively. Loans held for sale decreased 68.9% or $4.3 million compared to the prior year. This decrease was attributed to the volatility in mortgage rates and a decline in demand as rates increased. The allowance for loan losses was $6.8 million at December 31, 2011, which represents 1.86% of the loan portfolio, a decrease from $9.1 million or 2.34% at December 31, 2010. During 2011, the Company foreclosed on several loan relationships that played a major part in net chargeoffs of $5.8 million for the year ended December 31, 2011 compared to $1.1 million for 2010. This increase in chargeoffs directly affected the decline in allowance for loss.

Other changes in our consolidated assets are related to premises and equipment, interest receivable, Federal Home Loan Bank stock, bank owned life insurance, other real estate owned, prepaid assets and other assets. Premises and equipment, bank owned life insurance and other real estate owned increased $522,000, $196,000 and $8.2 million, respectively. As aforementioned, the Company foreclosed on several loans during the period, with two relationships totaling $5.1 million contributing largely to the increase in other real estate owned. The Company does have $1.1 million of other real estate owned under contract to sell and is expected to close on those transactions later in the first quarter of 2012. Accrued interest receivable and prepaid assets declined $324,000 and $741,000, respectively. Federal Home Loan Bank stock decreased $766,000 because member institutions are required to increase or decrease their ownership as their utilization of FHLB borrowings change. The Company's required ownership in Federal Reserve Bank stock also increased $24,000 during the year, included in other assets which increased $194,000 for the year.

Customer deposits continued to be our principal funding source in 2011. At December 31, 2011, deposits from our customers totaled $431.3 million, a decrease of $2.7 million, or 0.62%, from $434.0 million at December 31, 2010. Demand noninterest bearing checking increased $7.5 million, while interest savings accounts increased $1.6 million for the period. Interest checking and money market accounts declined $2.0 million during 2011. Time deposits over $100,000 and other time deposits declined $1.2 million and $8.7 million respectively during 2011, primarily from a shift to other deposit accounts.

During 2011 the Company's net borrowings decreased by $8.5 million. Borrowings consist of both short-term and long-term borrowed funds. The Company utilizes both short-term and long-term advances from the Federal Home Loan Bank. At December 31, 2011, $27 million of the total borrowings of $46.0 million were attributed to Federal Home Loan Bank advances. During the third quarter of 2010, the Company began a second junior subordinated debt offering. This offering was completed in 2011 raising $11.1 million. The Company called the first junior subordinated debt issued in 2008 in March of 2011 at the completion of the second offering. See note 11 for additional information on the new offering.

At December 31, 2011, total shareholders' equity was $45.6 million, an increase of $2.1 from December 31, 2010. Net income for the period was $900,000. Net income was offset by a net increase in unearned ESOP compensation of $80,000. Net income was also offset as the Company recorded $545,000 in dividends on its series A and B preferred stock for the twelve month period. The other factor related to the increase in total equity was an increase of $1.9 million in unrealized gains on investment securities. At December 31, 2011, the Company and its subsidiary banks exceeded all applicable regulatory capital requirements.

Results of Operations for the Years Ended December 31, 2011 and 2010

Earnings

Uwharrie Capital Corp reported net income of $900,000 for the twelve months ended December 31, 2011, as compared to $713,000 for the twelve months ended December 31, 2010, an increase of $187,000. Net income available to common shareholders was $255,000 or $0.03 per common share at December 31, 2011, compared to $68,000 or $0.01 per common share at December 31, 2010. Net income available to common shareholders is net income less any dividends and discount accretions on preferred stock related to the $10 million of capital received from the United States Department of the Treasury under the capital purchase program in December 2008.

Net Interest Income

As with most financial institutions, the primary component of earnings for our banks is net interest income. Net interest income is the difference between interest income, principally from loan and investment securities portfolios, and interest expense, principally on customer deposits and borrowings. Changes in net interest income result from changes in volume, spread and margin. For this purpose, volume refers to the average dollar level of interest-earning assets and interest-bearing liabilities, spread refers to the difference between the average yield on interest-earning assets and the average cost of interest-bearing liabilities, and margin refers to net interest income divided by average interest-earning assets. Margin is influenced by the level and relative mix of interest-earning assets and interest-bearing liabilities, as well as by levels of noninterest bearing liabilities and capital.

Net interest income increased $549,000 to $19.1 million for 2011 compared to the $18.5 million earned in 2010. During the year ended December 31, 2011 our growth in the volume of interest-earning assets outpaced the growth in interest-bearing liabilities by $562,000. The average yield on our interest-earning assets decreased 26 basis points to 4.99%, while the average rate we paid for our interest-bearing liabilities decreased 32 basis points. The Company's assets that are interest rate sensitive adjust at the time the Federal Reserve Open Market Committee adjusts interest rates while interest-bearing time deposits adjust at the time of maturity. These decreases resulted in an increase of six basis points in our interest rate spread, from 3.81% in 2010 to 3.87% in 2011. Our net interest margin for 2011 was 4.01%, compared to 3.99% in 2010. A portion of the Company's loan portfolio has interest rate floors and caps in place on the loans. The interest rate floor feature has allowed the Company to maintain a strong interest margin despite a decline in rates; however, the interest rate cap could hurt the margin in a rising rate environment. Financial Table 1 on page 96 presents a detailed analysis of the components of the Company's net interest income while Financial Table 2 on page 97 summarizes the effects on net interest income from changes in interest rates and in the dollar volume of the components of interest-earning assets and interest bearing liabilities.

Provision for Loan Losses

The provision for loan losses was $3.5 million and $4.9 million for the twelve months ended December 31, 2011 and 2010 respectively. There were net loan charge-offs of $5.7 million for the twelve months ended December 31, 2011 as compared with net loan charge-offs of $1.1 million during the same period of 2010. Refer to the Asset Quality discussion beginning on page 88 for further information.

Noninterest Income

The Company generates most of its revenue from net interest income; however, diversification of our earnings base is of major importance to our long term success. Noninterest income decreased 16.6%, from $9.9 million in 2010, to $8.3 million in 2011, a decrease of $1.6 million. While the Company benefited from another strong year of income from mortgage loan sales, income from mortgage loan sales declined $1.4 million to $1.8 million for 2011 compared to $3.2 million during 2010. Even with the volatility in interest rates during the year, mortgage loan rates continued to be attractive for buyers and rates did decline at several times during 2011 allowing customers to be able to refinance again at even lower rates. Service charges on deposit accounts produced earnings of $1.8 million, a decrease of 17.2%. These decreases were offset by an increase in other service fees and commissions of $526,000 generated mainly from brokerage commissions and asset management fees which increased $312,000 to $1.8 million and other banking fees which increased $214,000 during 2011. The recent downturn in the economy over the last several years that impacted the overall stock market and customer's confidence to actively trade continued to turn around in 2011 contributing to the growth in brokerage commissions and asset management fees. The Company realized gains from the sale of securities of $933,000 on the securities available for sale compared to realized losses of $1.5 million in 2010.

Noninterest Expense

Noninterest expense for the year ended December 31, 2011 was $22.8 million compared to $22.7 million for the same period of 2010, a small increase of $138,000. Salaries and employee benefits, the largest component of noninterest expense, increased $473,000, from $11.6 million for the period ending December 31, 2010 to $12.1 million for the same period in 2011. This increase is attributable to normal salary increases, additions to staff and higher benefit expenses. Professional fees and services increased $258,000, while foreclosed real estate expense increased $102,000 both due mainly to increased loan collection costs. Data processing costs reflected a modest increase of $5,000, while software costs increased by $31,000. Growth in electronic banking operations, including preparation for new services, created increased expense of $64,000. These increases were offset by a decline in marketing and donations expense of $522,000 that included expenditures associated with advertising, business development and public relations, donations to local charities, sponsorships of local community events and economic development. Net occupancy and equipment expense had a combined decrease of $39,000. Other noninterest expense also decreased $142,000 for the comparable twelve month period. The table on page 100 reflects the additional breakdown of other noninterest expense. FDIC assessment costs decreased $45,000 during the twelve month ending December 31, 2011. During 2009, the FDIC had implemented a special one-time assessment which amounted to $209,000 for the Company's subsidiary banks that did not recur during 2010 or 2011.

Income Tax Expense

The Company had an income tax expense of $196,000 for 2011 at an effective tax rate of 17.88% compared to income tax expense of $151,000 in 2010 with an effective tax rate of 17.48%. Income taxes computed at the statutory rate and are reduced primarily by the eligible amount of interest earned on state and municipal securities and income earned on bank owned life insurance.

Results of Operations for the Years Ended December 31, 2010 and 2009

Earnings

Uwharrie Capital Corp reported net income of $713,000 for the twelve months ended December 31, 2010, as compared to $690,000 for the twelve months ended December 31, 2009, an increase of $23,000. Net income available to common shareholders was $68,000 or $0.01 per common share at December 31, 2010, compared to $48,000 or $0.01 per common share at December 31, 2009. Net income available to common shareholders is net income less any dividends and discount accretions on preferred stock related to the $10 million of capital received from the United States Department of the Treasury under the capital purchase program in December 2008.

Net Interest Income

As with most financial institutions, the primary component of earnings for our banks is net interest income. Net interest income is the difference between interest income, principally from loan and investment securities portfolios, and interest expense, principally on customer deposits and borrowings. Changes in net interest income result from changes in volume, spread and margin. For this purpose, volume refers to the average dollar level of interest-earning assets and interest-bearing liabilities, spread refers to the difference between the average yield on interest-earning assets and the average cost of interest-bearing liabilities, and margin refers to net interest income divided by average interest-earning assets. Margin is influenced by the level and relative mix of interest-earning assets and interest-bearing liabilities, as well as by levels of noninterest bearing liabilities and capital.

Net interest income increased $1.2 million to $18.5 million for 2010 compared to the $17.4 million earned in 2009. During the year ended December 31, 2010 our growth in the volume of interest-earning assets outpaced the growth in interest-bearing liabilities by $1.9 million. The average yield on our interest-earning assets decreased 64 basis points to 5.25%, while the average rate we paid for our interest-bearing liabilities decreased 59 basis points. The Company's assets that are interest rate sensitive adjust at the time the Federal Reserve Open Market Committee adjusts interest rates while interest-bearing time deposits adjust at the time of maturity. These decreases resulted in a decrease of five basis points in our interest rate spread, from 3.86% in 2009 to 3.81% in 2010. Our net interest margin for 2010 was 3.99%, compared to 4.12% in 2009. Financial Table 1 on page 96 presents a detailed analysis of the components of the Company's net interest income while Financial Table 2 on page 97 summarizes the effects on net interest income from changes in interest rates and in the dollar volume of the components of interest-earning assets and interest bearing liabilities.

Provision for Loan Losses

The provision for loan losses was $4.9 million and $1.7 million for the twelve months ended December 31, 2010 and 2009 respectively. There were net loan charge-offs of $1.1 million for the twelve months ended December 31, 2010 as compared with net loan charge-offs of $817,000 during the same period of 2009. Refer to the Asset Quality discussion beginning on page 88 for further information.

Noninterest Income

The Company generates most of its revenue from net interest income; however, diversification of our earnings base is of major importance to our long term success. Noninterest income increased 70.0%, from $5.8 million in 2009 to $9.9 million in 2010, an increase of $4.1 million. The Company benefited from another strong year of income from mortgage loan sales. Income from mortgage loan sales was $3.2 million for 2010 compared to $3.4 million during 2009, a decrease of $264,000. Mortgage loan rates continued to be attractive for buyers and rates did decline during 2010 allowing customers to be able to refinance again at even lower rates. Service charges on deposit accounts produced earnings of $2.2 million, a decrease of 6.0%. These decreases were offset by an increase in other service fees and commissions of $610,000 generated from brokerage commissions and asset management fees which increased $270,000 to $1.5 million and other banking fees which increased $340,000 during 2010. The recent downturn in the economy that impacted the overall stock market and customer's confidence to actively trade during 2009 began to turn around in 2010 attributing to the growth in brokerage commissions and asset management fees. The Company realized gains of $1.5 million on the securities available for sale compared to realized losses of $711,000 in 2009. As previously discussed, the Company did not have other-than-temporary impairment during 2010 compared to $1.8 million 2009.

Noninterest Expense

Noninterest expense for the year ended December 31, 2010 was $22.7 million compared to $20.9 million for the same period of 2009, an increase of $1.8 million. Salaries and employee benefits, the largest component of noninterest expense, increased $121,000, from $11.5 million for the period ending December 31, 2009 to $11.6 million for the same period in 2010. This increase is attributable to normal salary increases, additions to staff and higher benefit expenses. Net occupancy and equipment expense had a combined increase of $189,000. Professional fees and services increased $262,000 due mainly to increased loan collection costs. Data processing costs reflected a modest increase of $61,000, while software costs increased by $72,000. Growth in electronic banking operations, including preparation for new services, created increased expense of $83,000. Marketing and donations expense grew by $545,000 and included expenditures associated with advertising, business development and public relations, donations to local charities, sponsorships of local community events and economic development. Other noninterest expense increased $334,000 for the comparable twelve month period. The table on page 100 reflects the additional breakdown of other noninterest expense. FDIC assessment costs decreased $163,000 during the twelve month ending December 31, 2010. During 2009, the FDIC had implemented a special one-time assessment which amounted to $209,000 for the Company's subsidiary banks that did not recur during 2010.

Income Tax Expense

The Company had an income tax expense of $151,000 for 2010 at an effective tax rate of 17.48% compared to income tax benefit of $163,000 in 2009. Income taxes computed at the statutory rate are reduced primarily by the eligible amount of interest earned on state and municipal securities and income earned on bank owned life insurance.

Asset Quality

The Company's allowance for loan losses is established through charges to earnings in the form of a provision for loan losses. The allowance is increased by provisions charged to operations and by recoveries of amounts previously charged off and is reduced by loans charged off. Management continuously evaluates the adequacy of the allowance for loan loss. In evaluating the adequacy of the allowance, management considers the following: the growth, composition and industry diversification of the portfolio; historical loan loss experience; current delinquency levels; adverse situations that may affect a borrower's ability to repay; estimated value of any underlying collateral; prevailing economic conditions and other relevant factors. The Company's credit administration function, through a review process, validates the accuracy of the initial risk grade assessment. In addition, as a given loan's credit quality improves or deteriorates, the credit administration department has the responsibility to change the borrower's risk grade accordingly. For loans determined to be impaired, the allowance is based on either the present value of expected future cash flows discounted at the loan's effective interest rate, the loans observable market price or the estimated fair value of the underlying collateral less the selling costs, if the loan is deemed to be collateral dependent. This evaluation is inherently subjective, as it requires material estimates, including the amounts and timing of future cash flows expected to be received on impaired loans, which may be susceptible to significant change. In addition, regulatory agencies, as an integral part of their examination process, periodically review the allowance for loan losses and may require additions for estimated losses based upon judgments different from those of management.

Management uses a risk-grading program to facilitate the evaluation of probable inherent loan losses and the adequacy of the allowance for loan losses. In this program, risk grades are initially assigned by loan officers and reviewed and monitored by credit administration. The Company strives to maintain its loan portfolio in accordance with conservative loan underwriting policies that result in loans specifically tailored to the needs of its market area. Every effort is made to identify and minimize the credit risks associated with such lending strategies. The Company has no foreign loans and does not engage in significant lease financing or highly leveraged transactions. The Company follows a loan review program designed to evaluate the credit risk in the loan portfolio. This process includes the maintenance of an internally classified watch list that is designed to help management assess the overall quality of the loan portfolio and the adequacy of the allowance for loan losses. In establishing the appropriate classification for specific assets, management considers, among other factors, the estimated value of the underlying collateral, the borrower's ability to repay, the borrower's payment history and the current delinquent status. As a result of this process, certain loans are categorized as substandard, doubtful or loss, and reserves are allocated based on management's judgment and historical experience.

The allowance for loan losses represents management's best estimate of an appropriate amount to provide for inherent risk in the loan portfolio in the normal course of business. While management believes that it uses the best information available to establish the allowance for loan losses, future adjustments to the allowance may be necessary and results of operations could be adversely affected if circumstances differ from the assumptions used in making the determinations. Furthermore, while management believes it has established the allowance for loan losses in conformity with generally accepted accounting principles, there can be no assurance that banking regulators, in reviewing the Company's portfolio, will not require an adjustment to the allowance for loan losses. In addition, because future events affecting borrowers and collateral cannot be predicted with certainty, there can be no assurance that the existing allowance for loan losses is adequate or that increases will not be necessary, should the quality of any loans deteriorate as a result of the factors discussed herein. Any material increase in the allowance for loan losses may adversely affect the Company's financial condition and results of operations.

The provision for loan losses was $3.5 million for the year ended December 31, 2011 as compared to $4.9 million for the same period in 2010. At the end of 2011 the levels of our impaired loans, which includes all loans in nonaccrual status and other loans deemed by management to be impaired, were $33.1 million compared to $43.3 million at December 31, 2010, a decrease of $10.2 million. Total nonaccrual loans, which are a component of impaired loans, decreased from $19.7 million at December 31, 2010 to $7.9 million at December 31, 2011. The primary factor in the decrease in both impaired and nonaccrual loans was the increase in foreclosures and the subsequent increase of $8.2 million in other real estate owned. The Company also had a $1.6 million loan relationship that was current and performing for a period of time but which was placed in nonaccrual until there was a proven payment history could be reestablished. This relationship was transferred out of nonaccrual and into the current portfolio during the second quarter of 2011. The Company had net loan charge-offs for 2011 of $5.7 million compared to net loan charge-offs of $1.1 million for the same period in 2010. During 2011 the Company had two loan relationships with chargeoffs totaling $2.6 million that greatly impacted the increase.

The allowance expressed as a percentage of gross loans held for investment decreased 48 basis points from 2.34% at December 31, 2010 to 1.86% at December 31, 2011. The decrease in the allowance was a direct impact of the write down and chargeoff of impaired loans. The collectively evaluated reserve allowance as a percentage of collectively evaluated loans was 1.29% at December 31, 2010 and 1.27% at December 31, 2011, while the individually evaluated allowance as a percentage of individually evaluated loans decreased from 10.71% to 7.81%, a decrease of 290 basis points. During 2011, along with the aforementioned chargeoffs of $1.2 million, the Company had several partial charge-offs contributing to the decrease. During the third quarter of 2010 we upgraded our allowance for loan loss model to capture not only the mean loss of individual loans but also the rare event of severe loss that can occur within the loan portfolio. The changes were made in the part of the model used to compute the general reserves. Specifically, the Company began calculating probable losses on loans by computing a probability of loss and expected loss scenario by call codes. Together, these components created from Ordinary Least Squares (OLS) Regression of historical losses against multiple Macro-Economic factors make up the basis of the allowance model. The loans that are impaired and included in the specific reserve are excluded from these calculations. During the first quarter of 2011 the Company added an additional section to its loan loss model to account for other qualitative and/or environmental factors. This new section accounted for $42,000 in increased reserves during the year. Nonperforming loans, which consist of nonaccrual loans and loans past due 90 days and still accruing, to total loans decreased from 5.19% at December 31, 2010, to 2.14% at December 31, 2011. As discussed above, during the period the Company had a net increase of $8.2 million in other real estate owned. The primary components of the increase in other real estate owned were, two loan relationships which consisted of six pieces of property totaling $5.1 million. Management believes the current level of the allowance for loan losses is appropriate in light of the risk inherent in the loan portfolio.

Restructured loans at December 31, 2011 totaled $6.0 million and $5.1 millionat December 31, 2010.

The following nonperforming loan table shows the comparison for the past five years:

Nonperforming Assets

(dollars in thousands)

	At December 31,
	2011	2010	2009	2008	2007

Nonperforming Assets:

Nonaccrual loans past due 90 days or more	$—	$407	$282	$3	$—

Nonaccrual loans	7,862	19,730	5,630	3,898	1,795

Other real estate owned	10,258	2,022	3,419	2,816	163

Total nonperforming assets	$18,120	$22,159	$9,331	$6,717	$1,958

Allowance for loan losses	$6,815	$9,067	$5,276	$4,361	$3,510

Nonperforming loans to total loans	2.14%	5.19%	1.67%	1.14%	0.56%

Allowance for loan losses to total loans	1.86%	2.34%	1.49%	1.28%	1.09%

Nonperforming assets to total assets	3.44%	4.14%	1.95%	1.48%	0.48%

Allowance for loan losses to nonperforming loans	86.88%	45.03%	89.24%	111.79%	195.54%

Capital Resources

The Company continues to maintain good capital ratios that support its asset growth. The capital position is maintained through the retention of earnings and controlled growth. Regulatory agencies divide capital into Tier I (consisting of shareholders' equity less ineligible intangible assets and accumulated other comprehensive income and allowable portions of trust preferred securities) and Tier II (consisting of the allowable portion of the reserve for loan losses and certain long-term debt) and measure capital adequacy by applying both capital levels to a banking company's risk-adjusted assets and off-balance sheet items. In addition to these capital ratios, regulatory agencies have established a Tier I leverage ratio that measures Tier I capital to average assets less ineligible intangible assets.

Regulatory guidelines require a minimum of total capital to risk-adjusted assets ratio of 8% with one-half consisting of tangible common shareholders' equity and a minimum Tier I leverage ratio of 4%. Banks which meet or exceed a Tier I ratio of 6%, a total capital ratio of 10% and a Tier I leverage ratio of 5% are considered well capitalized by regulatory standards. At December 31, 2011, the Company's subsidiary banks were all well capitalized.

The Company expects to continue to exceed these minimums without altering current operations or strategy. Note 15 to the Consolidated Financial Statements presents additional information regarding the Company's and its subsidiary banks' capital ratios.

Dividends

The Board of Directors of Uwharrie Capital Corp last declared a 3% stock dividend in 2008. All references in this Annual Report to net income per share and weighted average common and common equivalent shares outstanding reflect the effects of these stock dividends. There was not a dividend declared in 2011, 2010 or 2009.

Liquidity

Liquidity, the ability to raise cash when needed without adversely impacting profits, is managed primarily by the selection of asset mix and the maturity mix of liabilities. Maturities and the marketability of securities and other funding sources provide a source of liquidity to meet deposit fluctuations. Maturities in the securities portfolio, presented in Financial Table 4 on page 99, are supported by cash flows from mortgage-backed securities that have longer-term contractual maturities.

Other funding sources at year-end 2011 included $23.8 million in federal funds lines of credit from correspondent banks and approximately $25.9 million of remaining credit availability from the Federal Home Loan Bank. The Company may also borrow from the Federal Reserve Bank discount window with credit availability of $20.1 million. Growth in deposits is typically the primary source of funding for loans, supported by long-term credit available from the Federal Home Loan Bank.

At December 31, 2011, borrowings from federal funds lines and the issuance of commercial paper amounted to $5.8 million, while other short-term borrowings totaled $15.0 million. Long-term debt at that date consisted of advances of $14.0 million from the Federal Home Loan Bank, junior subordinated debt of $11.1 million, a mortgage payable of $59,000 and a note payable for the purchase of a building of $50,000.

Management believes that the Company's current sources of funds provide adequate liquidity for its current cash flow needs.

Contractual Obligations

The following table reflects the contractual obligations of the Company outstanding as of December 31, 2011.

	Payments Due by Period (in thousands)
	Total	On Demand or less than 1 year	1-3 Years	4-5 Years	After 5 Years
Contractual Obligations
Short-term debt	$20,791	$20,791	$—	$—	$—
Long-term debt	25,233	—	14,070	23	11,140
Operating leases	340	60	120	120	40

Total contractual cash obligations, excluding deposits	46,364	20,851	14,190	143	11,180

Deposits	431,338	357,192	41,670	32,476	—

Total contractual cash obligations, including deposits	$477,702	$378,043	$55,860	$32,619	$11,180

Critical Accounting Policy

A critical accounting policy is one that is both very important to the portrayal of the Company's financial condition and results, and requires management's most difficult, subjective and/or complex judgments. What makes these judgments difficult, subjective and/or complex is the need to make estimates about the effects of matters that are inherently uncertain. Refer to Note 1 in the consolidated financial statements for more information about these and other accounting policies utilized by the Company.

Allowance for Loan Losses

The allowance for loan losses is established as losses are estimated to have occurred through a provision for loan losses charged to earnings. Loan losses are charged against the allowance when management believes the uncollectability of a loan balance is confirmed. Subsequent recoveries, if any, are credited to the allowance.

The allowance for loan losses is evaluated both individually and collectively by loan class on a regular basis by management and is based upon management's periodic review of the collectability of the loans in light of historical experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower's ability to repay, estimated value of any underlying collateral and prevailing economic conditions. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revision as more information becomes available. In addition, regulatory examiners may require the Company to recognize adjustments to the allowance for loan losses based on their judgment about information available to them at the time of their assessment.

A loan is considered impaired when, based on current information and events, it is probable that the Company will be unable to collect the scheduled payments of principal or interest when due according to the contractual terms of the loan agreement. Factors considered by management in determining impairment include payment status, collateral value, and the probability of collecting scheduled principal and interest payments when due. Loans that experience insignificant payment delays and payment shortfalls generally are not classified as impaired. Management determines the significance of payment delays and payment shortfalls on a case-by-case basis, taking into consideration all of the circumstances surrounding the loan and the borrower, including the length of the delay, amount of the shortfall in relation to the principal and interest owed. Impairment is measured on a loan by loan basis for commercial and construction loans by either the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's obtainable market price, or the fair value of the collateral if the loan is collateral dependent.

Goodwill

Goodwill represents the excess of the cost of an acquisition over the fair value of the net assets acquired. Goodwill impairment testing is performed annually or more frequently if events or circumstances indicate possible impairment. The evaluation of goodwill for impairment included both the income and market approaches to value the Company. The income approach consisted of discounting projected long-term future cash flows, which were derived from internal forecasts and economic expectations for the Company. The significant input to the income approach included the discount rate, which was determined utilizing the Company's cost of capital adjusted for a company-specific risk factor. The company-specific risk factor was used to address the uncertainty of growth estimates and earnings projections of management. This method also included different levels of increased cash flows to be generated from estimated synergies obtained assuming collapsing the bank charters and removal of certain nonrecurring expenses. Under the market approach, a value was calculated from an analysis of comparable acquisition transactions based on earnings, book value, assets and deposit premium multiples from the sale of similar financial institutions. Our goodwill testing performed as of October 31, 2011 and subsequent evaluation through December 31, 2011 for triggering events indicated that the Company's fair value supported the recorded goodwill.

Income Taxes

The calculation of the Company's income tax expense is complex and requires the use of many estimates and judgments in its determination. Management's determination of the realization of the net deferred tax asset is based upon management's evaluation of positive and negative evidence related to cumulative pretax earnings over a three year period and projected earnings trends. This evidence is reviewed to determine if it is more likely than not that the net deferred tax asset will be realized.

Valuation of Foreclosed Assets

Assets acquired through, or in lieu of, foreclosure are held for sale and are initially recorded at fair value less estimated cost to sell at the date of foreclosure, establishing a new cost basis. Principal and interest losses existing at the time of acquisition of such assets are charged against the allowance for loan losses and interest income, respectively. Subsequent to foreclosure, valuations are periodically performed by management and the assets are carried at the lower of carrying amount or fair value less estimated cost to sell.

Off-Balance Sheet Arrangements

The Company has various financial instruments (outstanding commitments) with off-balance sheet risk that are issued in the normal course of business to meet the financing needs of its customers. See Note 13 to the consolidated financial statements for more information regarding these commitments and contingent liabilities.

Interest Rate Sensitivity

Net Interest Income (Margin) is the single largest component of income for the Company. Net Interest Margin is the difference between the yield on earning assets and interest paid on liabilities. The margin can vary over time as interest rates change. The variance fluctuates based on both the timing (repricing) and magnitude of maturing assets and liabilities.

To identify interest rate sensitivity, a common measure is a gap analysis, which reflects the difference or gap between rate sensitive assets and liabilities over various time periods. Gap analysis at December 31, 2011 is reflected in Financial Table 3 on page 66. While management reviews this information, it has implemented the use of an income simulation model, which calculates expected future Net Interest Income (Margin) based on projected interest-earning assets, interest-bearing liabilities and forecasted interest rates. Management believes this provides a more relevant view of interest rate risk sensitivity than the traditional gap analysis. The income simulation model allows a comparison of flat, rising and falling rate scenarios to determine the interest rate sensitivity of earnings in varying interest rates environments.

The Company models immediate rising and declining rate shocks of up to 4% (in 1% intervals) on its subsidiary banks, using a no growth and most likely balance sheet growth, for a two year horizon, as preferred by regulators. The most recent consolidated 2% rate shock projections using the most likely balance sheet growth for a one year horizon, indicates a negative impact of (7.95%) on Net Interest Income (Margin) in a rates down scenario and a positive impact of 8.78% on Net Interest Income (Margin) in a rates up scenario. Based on the most recent twelve month forecast, all three of the subsidiary banks are asset sensitive and may experience some negative impact to earnings should interest rates decline. While many interest bearing assets would reprice in a declining interest rate environment; many liabilities are already approaching 0% interest rates. All three of the subsidiary banks have the potential to benefit from a rising interest rate environment, but current market deposit pricing and embedded options in the balance sheet may limit the upside potential.

The principal goals for asset liability management for the Company are to maintain adequate levels and sources of liquidity and to manage interest rate risk. Interest rate risk management attempts to balance the effects of interest rate changes on both interest-sensitive assets and liabilities to protect Net Interest Income (Margin) from wide fluctuations as a result from changes in interest rates. Managing interest rate risk is an important factor to the long term viability of the Company since the Net Interest Income (Margin) is such a large component of earnings. The Company's Asset Liability Management Committee (ALCO) monitors market changes in interest rates and assists with the pricing of loans and deposit products while considering the funding source needs and asset growth projections.

Financial Table 1

Average Balances and Net Interest Income Analysis

(dollars in thousands)

	2011			2010			2009
	Average Balance	Interest Income/ Expense	Average Yield/ Rate (1)	Average Balance	Interest Income/ Expense	Average Yield/ Rate (1)	Average Balance	Interest Income Expense	Average Yield Rate (1)

Interest-earning assets
Taxable securities	$80,089	1,777	2.22%	$78,479	2,508	3.20%	$63,934	$3,128	4.89%
Non-taxable securities (1)	10,612	371	5.70%	8,301	319	6.25%	14,115	622	7.17%
Short-term investments	13,282	65	0.49%	9,211	44	0.48%	6,334	66	1.04%
Taxable loans (2)	372,415	21,222	5.70%	371,057	21,378	5.76%	345,448	21,020	6.08%
Non-taxable loans (1)	10,152	387	6.20%	6,258	238	6.18%	4,387	226	8.38%

Total interest-earning assets	486,550	23,822	4.99%	473,306	24,487	5.25%	434,218	25,062	5.89%

Non-earning assets
Cash and due from banks	6,470			6,449			7,057
Premises and equipment, net	14,814			14,246			12,616
Interest receivable and other	22,136			20,424			17,838

Total non-earning assets	43,420			41,119			37,511

Total assets	$529,970			$514,425			$471,729

Interest-bearing liabilities
Savings deposits	$39,432	$286	0.73%	$35,535	$327	0.92%	$30,912	$255	0.82%
Interest checking & MMDA	178,947	785	0.44%	162,373	971	0.60%	120,307	838	0.70%
Time deposits	154,887	2,244	1.45%	158,173	2,876	1.82%	172,108	4,816	2.80%

Total deposits	373,266	3,315	0.89%	356,081	4,174	1.17%	323,327	5,909	1.83%

Short-term borrowed funds	24,133	354	1.47%	26,352	693	2.63%	24,092	316	1.31%
Long-term debt	26,396	1,068	4.05%	31,939	1,084	3.39%	30,992	1,472	4.75%

Total interest-bearing liabilities	423,795	4,737	1.12%	414,372	5,951	1.44%	378,411	7,697	2.03%

Noninterest liabilities
Transaction deposits	57,732			50,223			46,630
Interest payable and other	3,981			4,405			3,506

Total liabilities	485,508			469,000			428,547

Shareholders' equity	44,462			45,425			43,182

Total liabilities and shareholders equity	$529,970			$514,425			$471,729

Interest rate spread			3.87%			3.81%			3.86%

Net interest income and net interest margin		$19,085	4.01%		$18,536	3.99%		$17,365	4.12%

1)	Yields related to securities and loans exempt from federal and/or state income taxes are stated on a fully tax-equivalent basis, assuming a 38.55% tax rate.
2)	Nonaccrual loans are included in loans, net of unearned income.

Financial Table 2

Volume and Rate Variance Analysis

(dollars in thousands)

	2011 Versus 2010			2010 Versus 2009
	Volume	Rate	Net Change	Volume	Rate	Net Change
Interest-earning assets

Taxable securities	$44	$(775)	$(731)	$588	$(1,208)	$(620)
Non-taxable securities	85	(33)	52	(240)	(63)	(303)
Short-term investments	20	1	21	22	(44)	(22)
Taxable loans	78	(234)	(156)	1,517	(1,159)	358
Non-taxable loans	148	1	149	84	(72)	12

Total interest-earning assets	375	(1,040)	(665)	1,971	(2,546)	(575)

Interest-bearing liabilities

Savings deposits	32	(73)	(41)	40	32	72
Transaction and MMDA deposits	86	(272)	(186)	272	(139)	133
Other time deposits	(54)	(578)	(632)	(322)	(1,618)	(1,940)
Short-term borrowed funds	(45)	(294)	(339)	45	332	377
Long-term debt	(206)	190	(16)	39	(427)	(388)

Total interest-bearing liabilities	(187)	(1,027)	(1,214)	74	(1,820)	(1,746)

Net interest income	$562	$(13)	$549	$1,897	$(726)	$1,171

The above table analyzes the dollar amount of changes in interest income and interest expense for major components of interest-earning assets and interest-bearing liabilities. The table distinguishes between (i) changes attributable to volume (changes in volume multiplied by the prior period's rate), (ii) changes attributable to rate (changes in rate multiplied by the prior period's volume), and (iii) net change (the sum of the previous columns). The change attributable to both rate and volume (changes in rate multiplied by changes in volume) has been allocated equally to the change attributable to volume and the change attributable to rate.

Financial Table 3

Interest Rate Sensitivity Analysis

(dollars in thousands)

	1-90 Day Position	3-6 Month Position	6-12 Month Position	1-5 Year Position	> 5 Year Position	Total Position
Interest-earning assets
Interest-earning deposits with banks	$8,605	$—	$—	$4,329	$8,266	$21,200
Investment securities	927	1,428	3,719	33,410	49,177	88,661
FHLB and other stock	—	—	—	—	3,789	3,789
Loans held for sale	1,958	—	—	—	—	1,958
Loans held for investment	104,614	25,982	44,705	140,084	51,290	366,675

Total interest-earning assets	116,104	27,410	48,424	177,823	112,522	482,283

Interest-bearing liabilities
Deposits	39,514	26,247	45,521	212,413	107,643	431,338
Short-term borrowed funds	17,731	2,060	1,000	—	—	20,791
Long-term debt	—	—	—	14,106	11,127	25,233

Total interest-bearing liabilities	57,245	28,307	46,521	226,519	118,770	477,362

Interest sensitivity GAP per period	$58,859	$(897)	$1,903	$(48,696)	$(6,248)	$4,921

Cumulative interest sensitivity GAP	$58,859	$57,962	$59,865	$11,169	$4,921	$4,921

Ratios
Cumulative gap as a percentage of total interest-earning assets	12.20%	12.02%	12.41%	2.32%	1.02%	1.02%

Cumulative interest-earning assets as a percentage of interest-bearing liabilities	202.82%	167.75%	145.33%	103.11%	101.03%	101.03%

Financial Table 4

Investment Securities Portfolio Analysis

(dollars in thousands)

	December 31, 2011
	Amortized Cost	Estimated Fair Value	Book Yield(1)
Securities available for sale

U. S. Treasury
Due within one year	999	1,009	1.50%
Due after one but within five years	4,071	4,377	2.60%
Due after five but within ten years	27,003	28,146	1.81%

	32,073	33,532	1.90%

U.S. Government agencies
Due one within one year	1,288	1,319	4.48%
Due after one but within five years	17,854	18,678	2.32%

	19,142	19,997	2.46%

Mortgage-backed securities
Due after five but within ten year	3,387	3,557	3.28%
Due after ten years	20,629	20,706	3.19%

	24,016	24,263	3.20%

State and political
Due within one year	125	126	5.23%
Due after one but within five years	3,634	3,784	4.13%
Due after five but within ten year	4,708	5,208	3.07%
Due after ten years	1,604	1,751	4.14%

	10,071	10,869	3.65%

Total Securities available for sale
Due within one year	2,412	2,454	3.28%
Due after one but within five years	25,559	26,839	2.62%
Due after five but within ten year	35,098	36,911	2.12%
Due after ten years	22,233	22,457	3.26%

	$85,302	$88,661	2.60%

1)	Yields on securities and investments exempt from federal and/or state income taxes are stated on a fully tax- equivalent basis, assuming a 38.55% tax rate.

Financial Table 5

Noninterest Income

(dollars in thousands)

	Year Ended December 31,
	2011	2010	2009
Service charges on deposit accounts	$1,837	$2,219	$2,360
Other banking fees	1,576	1,362	1,023
Asset management fees	1,670	1,357	1,054
Brokerage commissions	163	164	196
Other noninterest income	353	543	480
Income from mortgage loan sales	1,806	3,172	3,436
Security gains (losses)	933	1,484	(711)
Loss on nonmarketable securities	—	—	(172)
Total other-than-temporary impairment loss	—	—	(1,807)
Portion of loss recognized in other comprehensive income	—	—	—

Net impairment recognized in other comprehensive income	—	—	(1,807)
Losses from sale of OREO	(68)	(332)	(36)
Other gains (losses) from sale of assets	(14)	(71)	1

Total noninterest income	$8,256	$9,898	$5,824

Financial Table 6

Other Noninterest Expense

(dollars in thousands)

	Year Ended December 31,
	2011	2010	2009
Postage	$192	$221	$200
Telephone and data lines	167	233	237
Loan collection cost	250	330	185
Shareholder relations expense	93	150	187
Dues and subscriptions	157	186	161
Other	1,747	1,628	1,444

Total other noninterest expense	$2,606	$2,748	$2,414

Financial Table 7

Loan Portfolio Composition

(dollars in thousands)

	At December 31,
	2011		2010		2009
	Amount	% of Total Loans	Amount	% of Total Loans	Amount	% of Total Loans
Loan type:
Commercial	$45,907	12.52%	$51,679	13.33%	$51,723	14.63%
Real estate - construction	37,144	10.13%	56,602	14.60%	44,976	12.72%
Real estate - residential	153,260	41.81%	155,814	40.19%	144,154	40.77%
Real estate - commercial	114,944	31.36%	105,123	27.12%	95,938	27.13%
Consumer	14,710	4.01%	17,721	4.57%	16,628	4.70%
Other	602	0.16%	739	0.19%	172	0.05%

Total loans	366,567	100.00%	387,678	100.00%	353,591	100.00%

Less:
Allowance for loan losses	(6,815)		(9,067)		(5,276)
Unearned net loan fees	108		91		138

Net loans	$359,860		$378,702		$348,453

	At December 31,
	2008		2007
	Amount	% of Total Loans	Amount	% of Total Loans
Loan type:
Commercial	$45,470	13.35%	$37,724	11.72%
Real estate - construction	50,661	14.87%	46,546	14.46%
Real estate - residential	139,346	40.90%	135,842	42.21%
Real estate - commercial	89,561	26.29%	86,593	26.90%
Consumer	15,499	4.55%	15,022	4.67%
Other	121	0.04%	143	0.04%

Total loans	340,658	100.00%	321,870	100.00%

Less:
Allowance for loan losses	(4,361)		(3,510)
Unearned net loan fees	172		117

Net loans	$336,469		$318,477

Financial Table 8

Selected Loan Maturities

(dollars in thousands)

	December 31, 2011
	One Year or Less	One to Five Years	Over Five Years	Total

Commercial and agricultural	$21,021	$16,302	$8,584	$45,907
Real estate - construction	15,026	16,485	5,633	37,144

Total selected loans	$36,047	$32,787	$14,217	$83,051

Fixed rate loans	$19,932	$93,633	$83,195	$196,760

Sensitivity to rate changes:
Variable interest rates	$169,915	$—	$—	$169,915

Financial Table 9

Activity in the Allowance for Loan Loss

(dollars in thousands)

	At or for the Year Ended December 31,
	2011	2010	2009	2008	2007

Allowance for loan losses at beginning of year	$9,067	$5,276	$4,361	$3,510	$3,171
Provision for loan losses	3,456	4,919	1,732	969	15
Other	(5)	17	—	—	—
Loan charge-offs:
Commercial	336	59	39	122	—
Real estate	5,110	924	692	15	—
Consumer	390	206	140	151	224

Total charge-offs	5,836	1,189	871	288	224

Recoveries of loans previously charged off:
Commercial	4	3	19	120	440
Real estate	28	4	14	—	—
Consumer	101	37	21	50	108

Total recoveries	133	44	54	170	548

Net charge-offs (recoveries)	5,703	1,145	817	118	(324)

Allowance for loan losses at end of year	$6,815	$9,067	$5,276	$4,361	$3,510

Net (charge-offs) recoveries as a percent of average loans	1.50%	0.31%	0.24%	0.04%	(0.11)%

Financial Table 10

Allocation of the Allowance for Loan Losses

(dollars in thousands)

	At December 31,
	2011		2010		2009
	Amount	% of Total Loans (1)	Amount	% of Total Loans (1)	Amount	% of Total Loans (1)

Commercial	$1,127	12.52%	$966	13.33%	$449	14.63%
Real estate - construction	557	10.13%	2,190	14.60%	1,373	12.72%
Real estate - residential	2,924	41.81%	2,629	40.19%	1,477	40.77%
Real estate - commercial	1,459	31.36%	2,240	27.12%	1,541	27.13%
Consumer loans	667	4.01%	984	4.57%	436	4.70%
Other	81	0.16%	58	0.19%	—	0.05%
Unallocated	—	—%	—	—%	—	—%

Total loans	$6,815	100.00%	$9,067	100.00%	$5,276	100.00%

	At December 31,
	2008		2007
	Amount	% of Total Loans (1)	Amount	% of Total Loans (1)
Commercial	$288	13.35%	$326	11.72%
Real estate - construction	1,232	14.87%	325	14.46%
Real estate - residential	1,180	40.90%	922	42.21%
Real estate - commercial	1,385	26.29%	1,715	26.90%
Consumer	276	4.55%	222	4.67%
Other	—	0.04%	—	0.04%
Unallocated	—	—%	—	—%

Total loans	$4,361	100.00%	$3,510	100.00%

(1)	Represents total of all outstanding loans in each category as a percent of total loans outstanding.

Financial Table 11

Maturities of Time Deposits

(dollars in thousands)

	3 Months or Less	Over 3 Months to 6 Months	Over 6 Months to 12 Months	Over 12 Months	Total

Time Deposits of $100,000 or more	$11,827	$7,076	$9,443	$29,928	$58,274

Other Time Deposits	13,538	10,119	18,038	44,218	85,913

	$25,365	$17,195	$27,481	$74,146	$144,187

Financial Table 12

Performance Ratios

	At December 31,
	2011	2010	2009	2008	2007
Return on average assets	0.17%	0.14%	0.15%	0.48%	0.75%
Return on average equity	2.02%	1.57%	1.60%	6.29%	9.73%
Equity to average assets ratio	8.39%	8.83%	9.15%	7.63%	7.73%